---------------------------------------------------------------
                                                              Rediscount Finance
                           SECOND AMENDED AND RESTATED
                                   SCHEDULE TO
                         LOAN AND SECURITY AGREEMENT (D)




BORROWER:     THAXTON INVESTMENT CORPORATION
              TICO CREDIT COMPANY (MISSISSIPPI)
              MODERN FINANCE COMPANY D/B/A TICO CREDIT COMPANY (OHIO)
              TICO CREDIT COMPANY (KENTUCKY)
              TICO CREDIT COMPANY (TENNESSEE)
              SOUTHERN MANAGEMENT CORPORATION
              MODERN FINANCIAL SERVICES, INC. D/B/A TICO FINANCIAL SERVICES
              SOUTHERN FINANCE OF SOUTH CAROLINA, INC.
              COVINGTON CREDIT OF TEXAS, INC.
              COVINGTON CREDIT OF GEORGIA, INC.
              SOUTHERN FINANCE OF TENNESSEE, INC.


ADDRESS:      1524 PAGELAND HIGHWAY
              LANCASTER, SOUTH CAROLINA 29721



DATE:         AUGUST 30, 1999


         This Second Amended and Restated Schedule to Loan and Security Agreement ("Second Amended Schedule") is executed in conjunction with a certain Loan and Security Agreement ("Agreement"), dated January 25, 1999, and as an amendment to and restatement of that Schedule to Loan and Security Agreement ("Original Schedule"), dated January 25, 1999, and that certain First Amended and Restated Schedule to Loan and Security Agreement ("First Amended Schedule"), dated June 7, 1999, by and between FINOVA Capital Corporation, as Lender, and the borrowers named above (collectively referred to herein as the "Borrowers" and singularly as "Borrower"), all of whose chief executive offices are located at the above addresses (collectively referred to herein as "Borrowers' Address"). Each Borrower shall be separately defined as set forth in the Schedule. All representations, warranties, covenants, agreements, undertaking or other obligations of Borrower as set forth in this Agreement and all other Loan Documents are made by each Borrower as separately set forth for each Borrower in this Agreement and the other Loan Documents. All financial covenants and ratios set forth herein shall be applied to the Borrowers in the aggregate. All references to Section numbers herein refer to Sections in the Agreement. The terms and provisions of this Second Amended Schedule supercedes all prior schedules.

         On or about February 16, 1999, FirstPlus Consumer Finance of Kentucky, Inc. filed with the State of Delaware a Certificate of Amendment changing its name to TICO Credit Company.

         On or about February 16, 1999, National Loans, Inc. filed with the State of Mississippi Articles of Amendment changing its name to TICO Credit Company.

         On or about March 16, 1999, FirstPlus Consumer Finance of Tennessee, Inc. filed with the State of Tennessee Articles of Amendment to the Charter changing its name to TICO Credit Company.

         On or about February 24, 1999, Modern Finance Company filed with the State of Ohio a Trade Name Registration to use the name TICO Credit Company.

         On or about February 24, 1999, Modern Financial Services, Inc. filed with the State of Ohio a Trade Name Registration to use the name TICO Financial Services.

         TICO Credit Company, formerly known as FirstPlus Consumer Finance of Tennessee, Inc.("TICO-Tennessee"), were added as co-borrowers, pursuant to the First Amended Schedule and is included herein as a co-borrower. All references to "Borrower" in the Agreement and all other Loan Documents, including but not limited to this First Amended Schedule, shall include Thaxton Investments, TICO-Kentucky, TICO-Ohio, TICO Financial-Ohio, TICO-Mississippi, Southern Management, Covington-Texas, Covington-Georgia, Southern Finance-Tennessee and Southern Finance-SC. and TICO-Tennessee, jointly and severally, except for those provisions that specifically identify either Borrower separately.

         Thaxton Investments, TICO-Kentucky, TICO-Ohio, TICO Financial-Ohio, TICO-Mississippi, Southern Management, Covington-Texas, Covington-Georgia, Southern Finance-Tennessee and Southern Finance-SC hereby acknowledge and agree that TICO-Tennessee are added to the Agreement and all other Loan Documents, as a co-borrower with Thaxton Investments, TICO-Kentucky, TICO-Ohio, TICO Financial-Ohio, TICO-Mississippi, Southern Management, Covington-Texas, Covington-Georgia, Southern Finance-Tennessee and Southern Finance-SC and TICO-Tennessee assumes all obligations and liability as a co-borrower hereunder. Thaxton Investments, TICO-Kentucky, TICO-Ohio, TICO Financial-Ohio, TICO-Mississippi, Southern Management, Covington-Texas, Covington-Georgia, Southern Finance-Tennessee, Southern Finance-SC and TICO-Tennessee additionally acknowledge and agree that TICO-Tennessee shall receive a material consideration and benefit for the credit facility evidenced by the Loan Documents.

================================================================================

1.       BORROWERS (SECTION 1.).

            Each Borrower shall be referred to herein as follows:

            THAXTON INVESTMENT CORPORATION                 "Thaxton Investment" or "Lead Borrower"
            TICO Credit Company (Kentucky)                 "TICO-Kentucky"
            Modern Finance Company d/b/a
                     TICO Credit Company (Ohio)            "TICO-Ohio"
            Modern Financial Services, Inc. d/b/a
                     TICO Financial Services (Ohio)        "TICO Financial-Ohio"
            TICO Credit Company (Mississippi)              "TICO-Mississippi"
            Southern Management Corporation                "Southern Management"
            TICO Credit Company (Tennessee)                "TICO-Tennessee"
            Covington Credit of Texas, Inc.                "Covington-Texas"
            Covington Credit of Georgia, Inc.              "Covington-Georgia"
            Southern Finance of Tennessee, Inc.            "Southern Finance-Tennessee"
            Southern Finance of South Carolina, Inc.       "Southern Finance-SC"


================================================================================

1.11.A.  MAXIMUM AMOUNT OF AN ELIGIBLE RECEIVABLE (SECTION 1.11).

            The term "Maximum Amount of a Direct Loan Eligible Receivable, Sales Finance Eligible Receivable and an Auto Secured Eligible Receivable" shall mean the sum of Thirty Thousand Dollars ($30,000.00), remaining due thereon at any date of determination, including all unearned finance charges, dealer reserves, discounts, insurance fees and other fees and charges pursuant to such Receivables.

            The term "Maximum Amount of a Real Estate Secured Eligible Receivable" shall mean the sum of One Hundred Eighty Seven Thousand Five Hundred Dollars ($187,500.00), remaining due thereon at any date of determination, including all unearned finance charges, dealer reserves, discounts, insurance fees and other fees and charges pursuant to the Receivables.

================================================================================

1.11.B.  MAXIMUM TERM OF AN ELIGIBLE RECEIVABLE (SECTION 1.11).

            The "Maximum Term of a Direct Eligible Receivable, Sales Finance Eligible Receivable and an Auto Secured Eligible Receivable" shall be sixty (60) months remaining until the due date of such Eligible Receivable at any date of determination.

            The "Maximum Term of a Real Estate Secured Eligible Receivable" shall be one hundred eighty (180) months remaining until the due date of such Eligible Receivable at any date of determination.

================================================================================

1.11.C.  RECEIVABLE LIMITATIONS - EXPANDED (SECTION 1.11).


                           None

================================================================================

1.11.D.  AGING PROCEDURES AND ELIGIBILITY TEST (SECTION 1.11).

AGING PROCEDURES FOR A CONTRACTUAL AGING:

1.       No payment missed or due   =  Current.

2.       1 to 30 days past due      = "30 day Account".

3.       31 to 60 days past due     = "60 day Account".

4.       61 to 90 days past due     = "90 day Account".

5.       91 or more days past due   = "90 + day Account"

ELIGIBILITY TEST:
-----------------

================================================================================



The term "Eligibility Test" shall mean the test to determine the eligibility of a Receivable, for the purposes of Section 1.11 hereof, that test, being as follows: no payment due on said Receivable remains unpaid more than ninety (90) days from the specific date on which such payment was due pursuant to the terms of said Receivable and, with respect to a Real Estate Secured Receivable, the maximum "loan to value" percentage shall be ninety percent (90%) ("Maximum LTV"). For the purpose of this Section Schedule Section 1.11, the "loan to value" percentage, as determined on the date of origination of such Receivable, shall be percentage resulting from dividing the original outstanding balance of such Receivable on the date of origination, excluding all unearned finance charges, dealer reserves, discounts, insurance fees and other fees and charges, by the appraised value of the real estate securing such Receivable, as the date of origination of such Receivable ("LTV").

================================================================================


1.12     GUARANTOR (WHETHER ONE OR MORE) (SECTION 1.12).

            JAMES D. THAXTON (Continuing and Unlimited with respect to the outstanding balance of the Indebtedness applicable to Tranche "B" and a Validity Guarantor with respect to the balance of the Indebtedness).

================================================================================

1.35     ADDITIONAL DEFINITIONS (SECTION 1.35)

         The following definition is hereby added to the Agreement:

            "1.35 MAXIMUM AVAILABILITY. The term "Maximum Availability" shall mean, on any date of determination, an amount equal to one hundred and five percent (105%) (the one hundred and five percent [105%] shall reduce by one percentage point each quarter hereafter, beginning on October 15, 1999, and continuing each January 15th, April 15th, July 15th and October 15th thereafter) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges, dealer reserves, discounts, insurance fees and other fees and charges pursuant to all Eligible Receivables."

================================================================================

         Section 2.1 of the Loan Agreement is hereby deleted and the following is substituted in lieu thereof:

            "2.1 AMOUNT OF LOAN. Subject to the terms, covenants and conditions hereinafter set forth, Lender agrees upon the Borrower's request from time to time, until the Maturity Date, to make advances to Borrower (collectively, the "Loan"), in an aggregate amount not to exceed at any time outstanding the sum of the following (a) lesser of the following: (i) the Amount of the Loan (SCHEDULE SECTION 2.1.A.), (ii) the Availability on Tranche "A" (SCHEDULE SECTION 2.1.B.), plus (b) the Availability on Tranche "B" (SCHEDULE SECTION 2.1.B.), or (iii) the Maximum Availability (SCHEDULE SECTION 2.1.B.). Within the limits of this Section 2.1, Borrower may borrow, repay and reborrow the advances. The Loan shall be evidenced by the Note."

================================================================================

2.1.A.   AMOUNT OF REVOLVING CREDIT LINE AND AMOUNT OF TERM LOAN (SECTION 2.1):

            The "Amount of the Loan" shall be One Hundred Fifty Million Dollars ($150,000,000.00).

            The "Amount of the Revolving Credit Line" shall be One Hundred Twenty Nine Million Dollars ($129,000,000.00).

            The "Amount of the Term Loan" shall be Twenty One Million Dollars ($21,000,000.00).

================================================================================

2.1.B.   AVAILABILITY ON ELIGIBLE RECEIVABLES (SECTION 2.1):

            Availability on Tranche "A"

            The "Availability on Tranche 'A'" shall be an amount equal to the lesser of: (i) eighty-five percent (85%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges, dealer reserves, discounts, insurance fees and other fees and charges pursuant to the Eligible Receivables, or (ii) the Amount of the Revolving Credit Line.

            Availability on Tranche "B"

            The "Availability on Tranche 'B'" shall be the Amount of the Term Loan, with such amount reducing by the amount of One Million Fifty Thousand Dollars ($1,050,000.00) per quarter, beginning October 15, 1999, and each quarter thereafter until the Availability on Tranche "B" has been eliminated (such quarterly reductions shall be equal to the quarterly principal payments due with respect to Tranche "B" Credit Facility). If Borrower prepays that portion of Indebtedness allocated to Tranche "B" in excess of the quarterly reductions set forth above, Borrower may reborrow such excess, subject to availability herein.

            Notwithstanding any provision contained in the Loan Documents to the contrary, if on any date of determination, any one or more of the following events occur, then in such event, Lender, in its sole and absolute discretion, may modify the Availability on Tranche "A", the Availability on Tranche "B" and/or the Maximum Availability advance percentages:

                           (1) the Collateral Delinquency Percentage is greater than five percent (5%),

                           (2) for any month of determination, the percentage determined by dividing the aggregate cash received by Borrower with respect to all Receivables by the aggregate outstanding balance of all Receivables, including all unearned finance charges, dealer reserves, discounts, insurance fees and other fees and charges pursuant to all Receivables, as of the first (1st) day of the month of determination, is less than eight percent (8%), or

                           (3) the average outstanding balance of all Receivables, on any date of determination, excluding all unearned finance charges, dealer reserves, discounts, insurance fees and other fees and charges pursuant to such Receivables, is greater than One Thousand Five Hundred Dollars ($1,500.00).

================================================================================

2.2. STATED INTEREST RATES (SECTION 2.2).

            The Tranche "A" Credit Facility Stated Interest Rate lesser of (i) the Governing Rate plus One percent (1.00%) per annum; or (ii) the Maximum Rate.

            The Tranche "B" Credit Facility Stated Interest Rate lesser of (i) the Governing Rate plus Three one-half percent (3.50%) per annum; or
            (ii) the Maximum Rate.

================================================================================

2.3. MATURITY DATE (SECTION 2.3.C).


            The primary term of this Agreement shall expire on July 31, 2004 ("Maturity Date"). If Borrower desires to extend the primary term or any term thereafter of this Agreement, Borrower shall give Lender notice of its intent to extend the term no earlier than one hundred and eighty (180) days and no later than one hundred and fifty (150) days prior to any expiration date of this Agreement. Upon the receipt by Lender of Borrower's notice to extend the term of this Agreement, if Lender desires to renew and extend the term of this Agreement, Lender shall give Borrower notice of Lender's intent to extend the term of this Agreement, within sixty (60) days of Lender's receipt of Borrower's notice to extend. If Lender does not give Borrower notice of Lender's intent to extend the term of this Agreement within the sixty (60) days period, then it shall be deemed that Lender does not intend to renew and extend the term of this Agreement. Notwithstanding the foregoing, the Borrower's obligation pursuant to this Agreement shall remain in full force and effect until the Indebtedness due and owing to Lender has been paid in full.

================================================================================

2.3.A. Section 2.3.A. of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                           "A0 Accrued but unpaid interest for each calendar month during the term hereof shall be due and payable, in arrears, on or before the fifteenth
                           (15th) day of the immediately succeeding calendar month. Principal payment shall be due and payable, with respect to Tranche "B", quarterly, in the amount of One Million Fifty Thousand Dollars ($1,050,000.00) each, beginning on October 15, 1999, and continuing quarterly thereafter, on each January 15th, April 15th, July 15th and October 15th until the earlier of
                           (i) the Maturity Date hereof, or (ii) the outstanding balance of Tranche "B" is paid in full.

================================================================================

2.6. LIQUIDATED DAMAGES (SECTION 2.6).

            The amount of "Liquidated Damages" shall be the amount of Five Million Dollars ($5,000,000.00), when Borrower pays the balance of the Indebtedness in full and Borrower requests Lender to terminate Lender's security interest in the Collateral.

================================================================================

2.11 FACILITY FEE (SECTION 2.11)

            The Facility Fee shall be the amount of Three Million Dollars ($3,000,000.00), due and payable in quarterly installments of One Hundred and Fifty Thousand Dollars ($150,000.00) per quarter, beginning October 15, 1999.

            Notwithstanding the foregoing, if the Indebtedness is paid in full prior to July 31, 2004 and Borrower requests that Lender terminate its security interest in the Collateral, or the Loan Documents are materially amended or modified prior to July 31, 2004, the Facility Fee shall be immediately due and payable upon such occurrence.

================================================================================

2.15 UNUSED LINE FEE (SECTION 2.15)

            The "Unused Credit Line Fee " shall be Zero Dollars ($0.00).

================================================================================


2.16 TRANCHE "A" CREDIT FACILITY (SECTION 2.16)

            The following Section 2.16 is hereby added to the Agreement:

                           "2.16 TRANCHE "A" CREDIT FACILITY The "Tranche 'A' Credit Facility" shall be that portion of the outstanding balance of the Indebtedness that is a revolving credit facility evidence by advances and readvances in an aggregate outstanding amount not to exceed the Availability on "Tranche "A" (SCHEDULE SECTION 2.1.B.).

================================================================================


2.17 TRANCHE "B" CREDIT FACILITY (SECTION 2.17)

            The following Section 2.17 is hereby added to the Agreement:

                           "2.17 TRANCHE "B" CREDIT FACILITY. The "Tranche 'B' Credit Facility" shall be that portion of the outstanding balance of the Indebtedness that is a term credit facility, which as of the date of July 15, 1999, has an outstanding principal balance of Twenty One Million Dollars ($21,000,000.00). The maximum amount available pursuant to Tranche "B" shall be reduced quarterly in the amount of One Million Fifty Thousand Dollars ($1,050,000.00) per quarter, beginning October 15, 1999, and continuing each January 15th, April 15th, July 15th and October 15th thereafter until the earlier of (i) the Maturity Date hereof, or (ii) the reduction of the availability of the Tranche "B" Credit Facility to Zero Dollars ($0.00)."

================================================================================

3.2. BUSINESS LOCATIONS OF BORROWER (SECTIONS 3.2, 3.6 AND 5.1.N.).

            All locations are as set forth on Exhibit "A".

================================================================================

5.1. BORROWER'S TRADENAMES (WHETHER ONE OR MORE)(SECTION 5.1.B.)

            As set forth on Exhibit "A".

================================================================================

6.2.A. LEVERAGE RATIO LIMIT (SECTION 6.2.J).

            The term "Leverage Ratio Limit" shall mean 5:1.

================================================================================

6.2.B.   MINIMUM NET CASH FLOW (SECTION 6.2.K).

            The Minimum Net Cash Flow shall be Three Million Dollars ($3,000,000.00) for each rolling twelve (12) month period of determination, the first twelve (12) month period of determination shall be the twelve (12) month period ending December 31, 1999.

================================================================================

6.2.C.   DISTRIBUTIONS LIMITATION (SECTION 6.2.L).

            No distributions will be allowed if there is an indebtedness outstanding under Tranche "B" Credit Facility or, if there is not outstanding balance pursuant to the Tranche "B" Credit Facility, the Distributions shall not exceed twenty-five (25)% of Net Income of the fiscal year in which such Distributions are made.

================================================================================


6.5. ANNUAL FINANCIAL STATEMENTS (SECTION 6.5.).

            Annual financial statements shall be audited by independent certified public accountants, acceptable to Lender.

================================================================================

8.1. REIMBURSEMENT OF EXPENSES (SECTION 8.1).

            Borrower's shall reimburse Lender for Lender expenses incurred in Lender's attorneys fees and expenses incurred in the negotiation, preparation and execution of these Loan Documents executed in conjunction therewith.

================================================================================

9.1. NOTICES (SECTION 9.1).

                       Lender:     FINOVA Capital Corporation
                                   (copy each office below with all notices)

                                   CORPORATE FINANCE OFFICE:

                                   FINOVA Capital Corporation
                                   355 South Grand Avenue, Suite 2400
                                   Los Angeles, CA  90071
                                   Attn:  John J. Bonano, Senior Vice President
                                   Telephone:  (213) 253-1600
                                   Telecopy No.:  (213) 625-0268

                                   CORPORATE OFFICE:

                                   FINOVA Capital Corporation
                                   1850 N. Central Avenue
                                   Phoenix, AZ  85077
                                   Attn:  Joseph R. D'Amore, Senior Counsel
                                   Telephone:  (602) 207-4900
                                   Telecopy No.:  (602) 207-5543

                                   REDISCOUNT FINANCE OFFICE:

                                   FINOVA Capital Corporation
                                   16633 Dallas Parkway, Suite 700

                                   Addison, TX  75001
                                   Attn: Cash Rohrbough (Account Executive)
                                   Telephone: (972) 764-1100
                                   Telecopy No.:  (972) 764-1149

                       Borrower:   Thaxton Investment Corporation
                                   TICO Credit Company (Kentucky)
                                   TICO Credit Company (Mississippi)
                                   Modern Finance Company d/b/a TICO
                                   Credit Company (Ohio)
                                   TICO Credit Company (Tennessee)
                                   Southern Management Corporation
                                   Modern Financial Services, Inc. d/b/a
                                   TICO Financial Services

                                   Southern Finance of South Carolina, Inc.
                                   Covington Credit of Texas, Inc.
                                   Covington Credit of Georgia, Inc.
                                   Southern Finance of Tennessee, Inc.
                                   1524 PAGELAND Highway
                                   Lancaster, SC 29721
                                   Telephone: (803) 285-4336
                                   Telecopy No.: (803) 286-5770

                       Guarantor:  James D. Thaxton
                                   413 E. Pig
                                   Pageant, South Carolina 29728
                                   Telephone: (803) 416-5110
                                   Telecopy No.: (803) 286-5770

================================================================================


9.15.    AGENT FOR SERVICE OF PROCESS (SECTION 9.15).

                  James D. Thaxton, whose address is 1524 PAGELAND Highway, Lancaster, SC 29721.
                        (Agent)

================================================================================

     IN WITNESS WHEREOF, the parties have executed this Schedule on the day and year first set forth above.


                           LENDER:

                           FINOVA CAPITAL CORPORATION,
                           a Delaware corporation



                           By:/s/Cash Rohrbough
                              ---------------------------------------------
                                                  (Signature)

                           Cash Rohrbough V.P.                   8/31/99
                           ------------------------------------------------
                             (Printed Name and Title)             (Date)

                           BORROWER:



                           THAXTON INVESTMENT CORPORATION,
                           a South Carolina corporation

                           By:/s/James D. Thaxton
                              ---------------------------------------------
                                                  (Signature)

                           James D. Thaxton, President           8/31/99
                           ------------------------------------------------
                             (Printed Name and Title)             (Date)

                           TICO CREDIT COMPANY,
                           a Mississippi corporation

                           By:/s/James D. Thaxton
                              ---------------------------------------------
                                                  (Signature)

                           James D. Thaxton, President            8/31/99
                                ------------------------------------------------
                             (Printed Name and Title)             (Date)



                           MODERN FINANCE COMPANY,
                           an Ohio corporation d/b/a TICO Credit Company

                           By:/s/James D. Thaxton
                              ---------------------------------------------
                                                  (Signature)

                           James D. Thaxton, President            8/31/99
                           ------------------------------------------------
                             (Printed Name and Title)             (Date)



                           TICO CREDIT COMPANY,
                           a Delaware corporation

                           By:/s/James D. Thaxton
                              ---------------------------------------------
                                                  (Signature)

                           James D. Thaxton, President          8/31/99
                           ------------------------------------------------
                             (Printed Name and Title)             (Date)


                           TICO CREDIT COMPANY,
                           a Tennessee corporation


                           By:/s/James D. Thaxton
                              ---------------------------------------------
                                                  (Signature)

                           James D. Thaxton, President           8/31/99
                           ------------------------------------------------
                             (Printed Name and Title)             (Date)

                           SOUTHERN MANAGEMENT CORPORATION,
                           a South Carolina corporation

                           By:/s/James D. Thaxton
                              ---------------------------------------------
                                                  (Signature)

                           James D. Thaxton, President             8/31/99
                           ------------------------------------------------
                             (Printed Name and Title)             (Date)



                           MODERN FINANCIAL SERVICES, INC.,
                           an Ohio corporation d/b/a TICO Financial Services

                           By:/s/James D. Thaxton
                              ---------------------------------------------
                                                  (Signature)

                           James D. Thaxton, President           8/31/99
                           ------------------------------------------------
                             (Printed Name and Title)             (Date)


                           COVINGTON CREDIT OF TEXAS, INC.,
                           a Texas corporation

                           By:/s/James D. Thaxton
                              ---------------------------------------------
                                                  (Signature)

                           James D. Thaxton, President           8/31/99
                           ------------------------------------------------
                             (Printed Name and Title)             (Date)



                           COVINGTON CREDIT OF GEORGIA, INC.,
                           a Georgia corporation

                           By:/s/James D. Thaxton
                              ---------------------------------------------
                                                  (Signature)

                           James D. Thaxton, President          8/31/99
                           ------------------------------------------------
                             (Printed Name and Title)             (Date)

                           SOUTHERN FINANCE OF SOUTH CAROLINA, INC., a South Carolina corporation

                           By:/s/James D. Thaxton
                              ---------------------------------------------
                                                  (Signature)

                           James D. Thaxton, President           8/31/99
                           ------------------------------------------------
                             (Printed Name and Title)             (Date)



                           SOUTHERN FINANCE OF TENNESSEE, INC.,
                           a Tennessee corporation

                           By:/s/James D. Thaxton
                              ---------------------------------------------
                                                  (Signature)

                           James D. Thaxton, President           8/31/99
                           ------------------------------------------------
                             (Printed Name and Title)             (Date)



                           GUARANTORS:


                           /s/James D. Thaxton
                           ------------------------------------------------
                           James D. Thaxton

                                   EXHIBIT "A"

                        THAXTON INVESTMENT CORP. OFFICES

THAXTON INVESTMENTS
5051 FREDERICA STREET
OWENSBORO, KY  42301

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
230-B MADISON SQUARE                          PENNYRILE MARKETPLACE STE M
MADISONVILLE, KY  42431                       3036 FT. CAMPBELL BLVD
P 502-825-4797                                HOPKINSVILLE, KY  42241
F 502-825-8197                                P 502-885-0500
                                              F 502-885-7429

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
305 HOPKINSVILLE RD                           BRICKYARD PLAZA UNIT 1
RUSSELLVILLE, KY  42276                       1321 2ND STREET
P 502-726-1296                                HENDERSON, KY  42419
F 502-726-1996                                P 502-830-8888
                                              F 502-830-9999

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
820 PARIS ROAD                                130 WALTON WAY
MAYFIELD, KY  42066                           BOWLING GREEN, KY  42104
P 502-247-8880                                P 502-843-6002
F 502-247-8594                                F 502-843-8013

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
189 E LINCOLN TRAIL BLVD                      291 N HUBBARDS
RADCLIFF, KY  40160                           LOUISVILLE, KY  40207
P 502-351-0550                                P 502-899-9075
F 502-351-8989                                F 502-897-2072

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
5619 PRESTON HIGHWAY                          109 VAN DORN AVENUE
LOUISVILLE, KY  40219                         HOLLY SPRINGS, MS  38635
P 502-964-0408                                P 601-252-4641
F 502-964-2896                                F 601-252-1500

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
682-A HWY 6 EAST                              404-B SECOND STREET
BATESVILLE, MS  38606                         BOONEVILLE, MS  38829
P 601-563-2922                                P 601-728-8157
F 601-563-2923                                F 601-728-8158

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
931 COMMERCE SHOPPING CENTER                  207 N DAVIS AVE, UNIT 5
CLARKSDALE, MS  38614                         DELTA SQUARE CENTER
P 601-627-2551                                CLEVELAND, MS  38732
F 601-627-2553                                P 601-846-7708
                                              F 601-846-7734

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
435 LITTLEWOODS SHOPPING CTR                  1608 HARPER ROAD EXTENSION
COLUMBUS, MS  39705                           CORINTH, MS  38834
P 601-329-4458                                P 601-286-6005
F 601-241-6681                                F 601-286-3060

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
117 WEST COMMERCE STREET                      8 LOVELACE SHOPPING CENTER
HERNANDO, MS  38632                           INDIANOLA, MS  38751
P 601-429-7834                                P 601-887-6070
F 601-429-7835                                F 601-887-1115

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
1605 WEST JACKSON STREET                      913 BATTLEGROUND DRIVE
OXFORD, MS  38655                             IUKA, MS  38852
P 601-236-2501                                P 601-423-1342
F 601-236-2502                                F 601-423-1343

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
PINETREET VILLAGE SHOPPING CTR                320 PARK PLAZA
2265 HWY 15 NORTH                             NEW ALBANY, MS  38652
LAUREL, MS  39441                             P 601-534-2662
P 601-649-1088                                F 601-534-2687
F 601-649-1089

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
6221 B HWY 305                                2822 MARKET STREET
OLIVE BRANCH, MS  38654                       PASCUGOULA, MS  39567
P 601-895-3441                                P 228-762-4481
F 601-895-3442                                F 228-762-0160

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
3040 HWY 80 EAST SUITE C                      201 HWY 51 SUITE C
PEARL, MS  39208                              RIDGELAND, MS  39158
P 601-664-6654                                P 601-898-9400
F 601-664-6882                                F 601-898-9996

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
1038 HWY 61 SOUTH                             1703 CITY AVENUE NORTH
TUNICA, MS  38676                             RIPLEY, MS  38663
P 601-363-3131                                P 601-837-4176
F 601-363-3120                                F 601-837-4177

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
5175 HWY 51 NORTH                             706-E HIGHWAY 12 WEST
SENATOBIA, MS  38668                          STARKVILLE, MS  39759
P 601-562-5691                                P 601-324-7445
F 601-562-5692                                F 601-324-7831

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
404 JIGHWAY 46 SOUTH                          3861 NORTH GOUCESTER
DICKSON, TN  37055                            TUPELO, MS  38803
P 615-441-3000                                P 601-842-2682
F 615-441-5911                                F 601-842-2687

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
565 WEST POPLAR                               2121 SOUTH MAIN STREET
COLLIERVILLE, TN  38027                       BELLEFONTAINE, OH  43311
P 901-853-2990                                P 937-592-2010
F 901-853-3072

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
375-A VANN DRIVE                              ONE E. GAY STREET
JACKSON, TN  38302                            SUITE 200
P 901-664-7700                                COLUMBUS, OH  43215
F 901-664-7002                                P 614-224-2144

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
3195 DAYTON-XENIA ROAD                        223 KENWOOD DRIVE
SUITE 850                                     COSHOCTON, OH  43812
BEAVERCREEK, OH  45434                        P 740-622-3174
P 937-320-4400

THAXTON INVESTMENTS                           THAXTON INVESTMENTS
1310 MOUNT VERNON AVE                         124 W. FIFTH STREET
MARION, OH  43302                             MARYSVILLE, OH  43040
P 740-389-4617                                P 937-644-4223

THAXTON INVESTMENTS
3 PUBLIC SQUARE
MT. VERNON, OH  43050
P 740-397-6051

SOUTH CAROLINA

-------------------- ---------------------------------- ----------------------------- --------------------------------
  BR #, SPD, SUP.              BRANCH NAME,                    BRANCH ADDRESS               TELEPHONE #, FAX #
   & DATE OPENED            COUNTY & LICENSE #                                               & BRANCH MANAGER
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC001       (600)    Southern Finance Company           209A E. Washington Street     T: 864/233-7412   F:864/467-0270
(CT)        09/86    (Greenville)        #S-2,202       GREENVILLE, SC  29601                    Stan Thompson
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC002       (601)    Southern Finance Company           109 S. McDuffie Street        T: 864/226-2927   F:864/226-2903
(CT)        09/86    (Anderson)              #S-2,200   ANDERSON, SC  29624                      Scott Bocook
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0003      (602)    Southern Finance Company           213 Main Street               T: 864/229-6167   F:864/229-6155
(TS)        09/86    (Greenwood)             #S-2,203   GREENWOOD, SC  29646                     Molly Bell
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC00004     (603)    Southern Finance Company           359 W. Evans Street           T: 843/667-6012   F:843/667-6016
(MG)        09/86    (Florence)              #S-2,201   FLORENCE, SC  29501                      Marilyn Sanders
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0005      (604)    Southern Finance Company of        481 King Street               T: 843/577-2974   F:843/577-2979
(MG)        07/87    Charleston                         CHARLESTON, SC  29403                    Neil Toomey
                     (Charleston)            #S-2,252
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0006      (605)    Southern Finance Company of        1900 Taylor Street            T: 803/252-4232   F:803/779-7967
(TS)        07/87    Columbia                           COLUMBIA, SC  29201                      Larry Bryant
                     (Richland)              #S-2,253
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0007      (606)    Southern Finance Company of        1383 Russell Street           T: 803/536-6616   F:803/536-0062
(TS)        07/87    Orangeburg                         ORANGEBURG, SC  29115                    Brenda Weeks
                     (Orangeburg)            #S-2,254
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0008      (607)    Southern Finance Company of        4 W. Hampton Ave.             T: 803/773-9371   F:803/773-9375
(MG)        07/87    Sumter                             SUMTER, SC  29150                        Wayne Greene
                     (Sumter)                #S-2,263
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0009      (608)    Southern Finance Company of        1231 Church Street            T: 843/546-0183   F:843/527-1656
(MG)     01/16/88    Georgetown                         GEORGETOWN, SC  29440                    J.P. Alford
                     (Georgetown)            #S-2,333
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0010      (609)    Covington Credit of South          5710 Rivers Avenue, Suite     T: 843/554-7919   F:843/566-9435
(MG)     06/13/88    Carolina                           106                                      Mike Martin
                     (Charleston)            #S-2,387   N. CHARLESTON, SC  29406
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0011      (610)    Southern Finance Company of        435 E. Main Street, Suite #3  T: 864/591-1146   F:864/591-1148
(CT)     07/05/88    Spartanburg                        SPARTANBURG, SC  29302                   Dewey Bramlett
                     (Spartanburg)           #S-2,407
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0012      (611)    Southern Finance Company of        105 Washington Street         T: 864/459-9621   F:864/459-0082
(TS)     08/01/88    Abbeville                          ABBEVILLE, SC  29620                     Wanda Bocook
                     (Abbeville)             #S-2,415
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0013      (612)    Covington Credit of South          1906 Taylor Street            T: 803/254-6092   F:803/254-9121
(TS)     08/29/88    Carolina                           COLUMBIA, SC  29201                      Paul Lacoste
                     (Richland)              #S-2,404
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0014      (613)    Covington Credit of South          1091 Broughton Street         T: 803/533-0050   F:803/533-0518
(TS)     09/12/88    Carolina                           ORANGEBURG, SC  29115                    Dalene McDaniel
                     (Orangeburg)            #S-2,422
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0015      (614)    Covington Credit of South          534 DeKalb Street             T: 803/432-3331   F:803/432-3805
(LS)     08/29/88    Carolina                           CAMDEN, SC  29020                        Tammy Tyree
                     (Kershaw)               #S-2,416
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0016      (615)    Covington Credit of South          163 Gadsden Street            T: 803/581-1666   F:803/581-1668
(LS)     09/06/88    Carolina                           CHESTER, SC  29706                       Charles Jones
                     (Chester)               #S-2,417
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0017      (616)    Southern Finance Company           111 E. Laurens Street         T: 864/984-0543   F:864/984-0545
(LS)     08/28/89    (Laurens)               #S-2,512   LAURENS, SC  29360                       Cleve Tellery
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0018      (617)    Southern Finance Company           516 N. Main Street            T: 843/423-1529   F:843/423-9443
(LS)     09/11/89    (Marion)                #S-2,506   MARION, SC  29571                        Connie Davis
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0019      (618)    Southern Finance Co.               303 Lucas Street              T: 843/549-9435   F:843/549-2968
(MG)     03/01/90    (Colleton)              #S-2,555   WALTERBORO, SC  29488                    Norris Knoy
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0020      (619)    SoCo Finance Company               1108 Washington Street        T: 803/252-4220   F:803/256-9034
(TS)     03/01/90    (Richland)              #S-2,554   COLUMBIA, SC  29201                      Ray Mejia
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0021      (620)    Southern Finance Company           206 W. Main Street            T: 843/774-6472   F:843/774-6672
(LS)     05/24/93    (Dillon)                #S-2,826   DILLON, SC  29536                        Cathy McDowell
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0022      (621)    Southern Finance Company           112 N. W. Main Street         T: 864/855-9963   F:864/855-5797
(CT)     06/14/93    (Pickens)               #S-2,827   EASLEY, SC  29640                        Marty Reed
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0023      (622)    Covington Credit of South          715 Pendleton Street          T: 864/232-2822   F:864/255-5393
(CT)     06/01/93    Carolina                           GREENVILLE, SC  29601                    Carole Taylor
                     (Greenville)            #S-2,829
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0024      (623)    Southern Finance Company           1400 Main Street              T: 803/276-4240   F:803/276-6610
(LS)     06/07/93    (Newberry)              #S-2,828   NEWBERRY, SC  29108                      Mickey Barnett
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0025      (624)    Southern Finance Company           111 Laurens Street, S.W.      T: 803/643-9661   F:803/643-9665
(TS)     07/26/93    (Aiken)                 #S-2,841   AIKEN, SC  29801                         David Dickey
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0027      (625)    Covington Credit of South          8 N. Main Street              T: 803/773-1111   F:803/773-5971
(MG)     10/12/93    Carolina                           SUMTER, SC  29150                        Rosalyn Richetts
                     (Sumter)                #S-2,874
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0028      (626)    Southern Finance Company           410 N. Limestone Street       T: 864/487-0221   F:864/488-2453
(CT)     02/02/94    (Cherokee)              #S-2,896   GAFFNEY, SC  29340               Linda Trimnal (Acting Manager)
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0029      (627)    Southern Finance Company           206 Trade Street              T: 864/879-2261   F:864/879-2379
(CT)     08/22/94    (Greenville)            #S-2,925   GREER, SC  29651                 Tammy Gibbie (Acting Manager)
-------------------- ---------------------------------- ----------------------------- --------------------------------

-------------------- ---------------------------------- ----------------------------- --------------------------------
  BR #, SPD, SUP.              BRANCH NAME,                    BRANCH ADDRESS               TELEPHONE #, FAX #
   & DATE OPENED            COUNTY & LICENSE #                                               & BRANCH MANAGER
-------------------- ---------------------------------- ----------------------------- --------------------------------
-------------------- ---------------------------------- ----------------------------- --------------------------------
                     (Greenville)            #S-2,925
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0030      (628)    Southern Finance Company           173 Second Street             T: 843/921-6087   F:843/921-6090
(LS)     06/16/97    (Chesterfield)          #S-3,541   CHERAW, SC  29520                        Sue Kinard
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0031      (629)    Southern Finance Company           1121 Third Avene              T: 843/248-6627   F:843/381-0250
(MG)     08/18/97    (Horry)                 #S-3,542   CONWAY, SC  29526-5103                   Brady Scheib
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0032      (697)    Southern Finance Company           178 Highway 15-401 W., Ste 2  T: 843/479-0378   F:843/479-1959
(LS)     06/07/99    (Marlboro)              #S-4,407   BENNETTSVILLE, SC  29512                 Eric Jackson
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0033      (630)    SoCo Finance                       14 W. McBee Avenue            T: 864/242-0240   F:864/242-4477
(CT)     11/10/97    (Greenville)            #S-3,723   GREENVILLE, SC  29601                    Travis Williams
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0034       (25)    Southern Finance Company           104 Lee Avenue                T: 803/943-1002   F:803/943-1024
(TS)     07/12/99    (Hampton)               #S-4,408   HAMPTON, SC  29924                       Steve Hanna
-------------------- ---------------------------------- ----------------------------- --------------------------------
SC0035       (24)    Southern Finance Company           78 Burr Street                T: 803/259-2194   F:803/259-9640
(TS)     08/09/99    (Barnwell)              #S-4,406   BARNWELL, SC  29812                      Kim Mizell
-------------------- ---------------------------------- ----------------------------- --------------------------------
H. William Fletcher - Director of Supervision for South Carolina       Christian R. Taylor - Upstate SC District
Louise S. Stokes - Central SC District                                 Marc K. Grooms - Eastern SC District
Tracy Sutton - Southwest SC District

GEORGIA

-------------------- ---------------------------------- ----------------------------- --------------------------------
  BR #, SPD, SUP.              BRANCH NAME,                    BRANCH ADDRESS               TELEPHONE #, FAX #
   & DATE OPENED            COUNTY & LICENSE #                                               & BRANCH MANAGER
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0001      (631)    Covington Credit of Georgia, Inc.  2125-C Pace Street, Morgan    T: 770/787-5320   F:770/784-7657
(JG)        07/81    (Newton)                  #10311   Plaza                                    Robert Mask
                                                        COVINGTON, GA  30014
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0002      (632)    Covington Credit of Georgia, Inc.  134 Railroad Street           T: 706/595-7722   F:706/595-6760
(JG)        02/82    (McDuffie)                #04052   THOMSON, GA  30824                       Judy Garrison
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0003      (633)    Covington Credit of Georgia, Inc.  489 E. Clayton Street         T: 706/354-0021   F:706/354-1495
(EK)        04/83    (Clark)                   #04042   ATHENS, GA  30601                        Lamar Bowen
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0004      (634)    Covington Credit of Georgia, Inc.  107 N. Broad Street           T: 770/267-7573   F:770/207-4349
(EK)        11/83    (Walton)                  #04112   MONROE, GA  30655                        Keith Cheek
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0005      (635)    Covington Credit of Georgia, Inc.  164 E. Doyle Street           T: 706/886-0433   F:706/282-1402
(EK)        08/83    (Stevens)                 #02052   TOCCOA, GA  30577                        Sharon Cheek
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0006      (636)    Covington Credit of Georgia, Inc.  627 Cherry Street             T: 912/743-0314   F:912/742-4360
(JG)        07/84    (Bibb)                    #18042   MACON, GA  31201                         Patrick Eisman
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0007      (637)    Covington Credit of Georgia, Inc.  752 Broad Street              T: 706/724-8681   F:706/722-5381
(JG)        08/83    (Richmond)                #11032   AUGUSTA, GA  30901                       Shawn Bailey
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0008      (638)    Covington Credit of Georgia, Inc.  4368 Lawrenceville Road,      T: 770/466-4656   F:770/554-9148
(EK)      1/20/89    (Walton)                  #04192   P.O. Box 1498                            Terry Coburn
                                                        LOGANVILLE, GA  30052
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0009      (639)    Covington Credit of Georgia, Inc.  1369 Iris Drive               T: 770/388-7444   F:770/860-9600
(EK)     10/16/89    (Rockdale)                #10222   CONYERS, GA  30013                       Tracy Gillespie
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0010      (640)    Covington Credit of GA, Inc. dba   1001 Telfair Street           T: 706/722-4035   F:706/722-0062
(JG)     11/06/89    S. Finance Co.  (Richmond) #11292  AUGUSTA, GA  30901                       Shane Taylor
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0011      (641)    Covington Credit of Georgia, Inc.  316 S. Grayson Highway,       T: 770/963-2441   F:770/338-9404
(RC)     05/01/90    (Gwinnett)                #09192   Suite 6                                  Laura Hunt
                                                        LAWRENCEVILLE, GA  30045
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0012      (642)    Covington Credit of Georgia, Inc.  5627 N. Henry Blvd.           T: 770/389-8205   F:770/389-4593
(EK)     08/09/93    (Henry)                   #09942   P.O. Box 159                             Jeff Caudell
                                                        STOCKBRIDGE, GA  30281
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0013      (643)    Covington Credit of Georgia, Inc.  900 Hogansville Road, Ste O   T: 706/884-4540   F:706/884-0083
(JG)     01/17/94    (Troup)                   #13652   P.O. Box 2211                            Faye Neighbors
                                                        LAGRANGE, GA  30240
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0014      (644)    Covington Credit of Georgia, Inc.  1715 South Elm Street         T: 706/335-0408   F:706/335-0409
(EK)     06/27/94    (Jackson)                 #04462   COMMERCE, GA  30529                      Agatha Barrett
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0015      (645)    Covington Credit of Georgia, Inc.  72 Greenville Street, Suite   T: 770/251-1570   F:770/254-0032
(JG)     09/23/96    (Coweta)                  #10182   A                                        Chris Cole
                                                        NEWNAN, GA  30263
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0016      (646)    Covington Credit of Georgia, Inc.  125 John D. Morrow Jr.        T: 770/538-0690   F:770/718-1003
(EK)     02/03/97    (Hall)                    #02312   Pkwy. N.W., Ste 216                      Robin Ayers
                                                        GAINESVILLE, GA  30501
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0017      (647)    Covington Credit of Georgia, Inc.  2232 Wynnton Road             T: 706/660-8869   F:706/324-4909
(JG)     05/12/97    (Muscogee)                #15352   COLUMBUS, GA  31906                      Kristie Hernandez
-------------------- ---------------------------------- ----------------------------- --------------------------------

-------------------- ---------------------------------- ----------------------------- --------------------------------
  BR #, SPD, SUP.              BRANCH NAME,                    BRANCH ADDRESS               TELEPHONE #, FAX #
   & DATE OPENED            COUNTY & LICENSE #                                               & BRANCH MANAGER
-------------------- ---------------------------------- ----------------------------- --------------------------------
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0018      (648)    Covington Credit of Georgia, Inc.  1309 South Main Street,       T: 912/988-0729   F:912/988-0733
(JG)     05/05/97    (Houston)                 #17182   Suite E                                  Sheryl Thompson
                                                        PERRY, GA  31069
-------------------- ---------------------------------- ----------------------------- --------------------------------
GA0019      (649)    Covington Credit of Georgia, Inc.  4763 Memorial Drive, Suite C  T: 404/297-0282   F:404/297-1621
(RC)     10/10/97    (DeKalb)                  #23872   DECATUR, GA  30032                       Tim McCormack
-------------------- ---------------------------------- ----------------------------- --------------------------------
Eula Kinney - North Georgia District                 W. Jack Garrison - Central Georgia District


TENNESSEE

-------------------- ---------------------------------- ----------------------------- --------------------------------
  BR #, SPD, SUP.              BRANCH NAME,                    BRANCH ADDRESS               TELEPHONE #, FAX #
   & DATE OPENED            COUNTY & LICENSE #                                               & BRANCH MANAGER
-------------------- ---------------------------------- ----------------------------- --------------------------------
TN0001      (650)    Southern Finance of Tenn., Inc.    363 Sanderson Street          T: 423/982-5062   F:423/982-5326
(RC)     06/10/96    dba                                ALCOA, TN  37701                         Mike Raulston
                     Covington Credit  (Blount) #1270
-------------------- ---------------------------------- ----------------------------- --------------------------------
TN0002      (651)    Southern Finance of Tenn., Inc.    4011 Brainerd Road, C1        T: 423/698-1629   F:423/698-3459
(RC)     06/10/96    dba                                CHATTANOOGA, TN  37411                   Christi Camp
                     Covington Credit (Hamilton)#1268
-------------------- ---------------------------------- ----------------------------- --------------------------------
TN0003      (652)    Southern Finance of Tenn., Inc.    200 Grove Avenue              T: 423/614-3408   F:423/614-3414
(RC)     06/10/96    dba                                CLEVELAND, TN  37311                     Jimmy Dotson
                     Covington Credit (Bradley) #1267
-------------------- ---------------------------------- ----------------------------- --------------------------------
TN0004      (653)    Southern Finance of Tenn., Inc.    315 Decatur Pike              T: 423/744-9199   F:423/744-9858
(RC)     06/23/97    dba                                ATHENS, TN  37303                        Angie Fowler
                     Covington Credit (McMinn)  #1269
-------------------- ---------------------------------- ----------------------------- --------------------------------
TN0005      (654)    Southern Finance of Tenn., Inc.    139 West Northfield           T: 615/896-9277   F:615/896-8837
(RC)     07/01/97    dba                                Boulevard                                Merl Shepard
                     Covington Credit ((Rutherford)#1265MURFREESBORO, TN  37129
-------------------- ---------------------------------- ----------------------------- --------------------------------
TN0006      (655)    Southern Finance of Tenn., Inc.    1204 East Magnolia Avenue     T: 423/525-8248   F:423/525-9403
(RC)     07/01/97    dba                                KNOXVILLE, TN  37917                     Jim Niles
                     Covington Credit (Knox)    #1266
-------------------- ---------------------------------- ----------------------------- --------------------------------
Lee Knight - Director of Supervision for Georgia & Tennessee           Rodney K. Cromer - Tennessee District

TEXAS

-------------------- ---------------------------------- ----------------------------- --------------------------------
  BR #, SPD, SUP.              BRANCH NAME,                    BRANCH ADDRESS               TELEPHONE #, FAX #
   & DATE OPENED            COUNTY & LICENSE #                                               & BRANCH MANAGER
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0001      (656)    Covington Credit of Texas, Inc.    2302 N. Navarro Street        T: 361/572-4014  F:361/572-4017
(JM)     11/13/89    (Victoria)             #450-6808   VICTORIA, TX  77901-4831                 Danny Urbano, Jr.
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0002      (657)    Covington Credit of Texas, Inc.    319 N. Washington Street      T: 361/362-0860  F:361/362-0864
(JM)     06/04/90    (Bee)                  #450-6915   BEEVILLE, TX  78102-4512                 Irene Ostina
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0003      (658)    Covington Credit of Texas, Inc.    4701 Ayers Street, Suite      T: 361/855-8296  F:361/855-8299
(JM)     05/13/91    (Nueces)               #450-6917   600-9                                    Hilda Lester
                                                        CORPUS CHRISTI, TX  78415
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0004      (659)    Covington Credit of Texas, Inc.    1005 E. Main Street           T: 361/664-5882  F:361/664-5885
(JM)     10/01/90    (Jim Wells)            #450-6916   ALICE, TX  78332                         Hector Garcia
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0005      (660)    Covington Credit of Texas, Inc.    208 W. San Antonio Street     T: 512/392-6182  F:512/392-6109
(BB)     08/12/91    (Hays)                 #450-7185   SAN MARCOS, TX  78666                    Tina Castillo
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0006      (661)    Covington Credit of Texas, Inc.    1201 Chicago Ave., Space #10  T: 956/630-2256  F:956/630-4627
(EE)     06/01/92    (Hidalgo)              #450-7186   MCALLEN, TX  78501                       Delores Trevino
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0007      (662)    Covington Credit of Texas, Inc.    206 S. Austin Street          T: 830/372-1291  F:830/372-1394
(JM)     06/22/92    (Caldwell)             #450-7187   SEGUIN, TX  78155                        Rachel Urquiza
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0008      (663)    Covington Credit of Texas, Inc.    2 South First Street          T: 254/778-0048  F:254/778-0236
(AM)     08/24/92    (Bell)                 #450-7430   TEMPLE, TX  76501                        Tammy Sosa
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0009      (664)    Covington Credit of Texas, Inc.    207 Broadway Street           T: 210/225-3571  F:210/225-3575
(BB)     08/31/92    (Bexar)                #450-7429   SAN ANTONIO, TX  78205                   Ray Rubio
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0010      (665)    Covington Credit of Texas, Inc.    2506 W. Waco Drive            T: 254/754-4449  F:254/754-4515
(AM)     05/02/94    (McLennan)             #450-7431   WACO, TX  76710                          Jim Sittler
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0011      (666)    Covington Credit of Texas, Inc.    307 E. Kleberg Avenue         T: 361/592-0325  F:361/592-0515
(JM)     05/16/94    (Kleberg)              #450-7432   KINGSVILLE, TX  78363-4574               Noemi Vargas
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0012      (667)    Covington Credit of Texas, Inc.    4531 Ayers, Suite #403        T: 361/857-0141  F:361/857-0145
(JM)     06/06/94    dba                                CORPUS CHRISTI, TX  78415                Lon Sanchez
                     Southern Finance (Nueces)#450-7433
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0013      (668)    Covington Credit of Texas, Inc.    531 S. Texas Boulevard        T: 956/969-2523  F:956/968-2857
(EE)     07/18/94    (Hidalgo)              #450-7914   WESLACO, TX  78596                       Nellie Carrillo
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0014      (669)    Covington Credit of Texas, Inc.    122 West Jackson Street       T: 956/412-1661  F:956/412-1665
(EE)     06/01/94    (Cameron)              #450-7434   HARLINGEN, TX  78550                     Patty Reyes
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0015      (670)    Covington Credit of Texas, Inc.    4775 Concord Road             T: 409/899-3724  F:409/899-3924
(TB)     08/29/94    (Jefferson)            #450-7915   BEAUMONT, TX  77703                      John Granger
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0016      (671)    Covington Credit of Texas, Inc.    114 E. Lutkin Avenue          T: 409/639-6674  F:409/639-6693
(TB)     09/05/94    (Angelina)             #450-7916   LUFKIN, TX  75901                        Ed Greenway
-------------------- ---------------------------------- ----------------------------- --------------------------------
TX0017      (672)    Covington Credit of Texas, Inc.    109 W. 3rd Street             T: 903/572-8522  F:903/572-8558
(GP)     08/22/94    (Titus)                #450-7917   MT. PLEASANT, TX  75455                  David Kruger
-------------------- ---------------------------------- ----------------------------- --------------------------------
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
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0018      (673)  Covington Credit of Texas, Inc.          308 N. Spur 63              T: 903/234-0095  F:903/234-0098
(TB)     09/12/94  (Gregg)                #450-7918         LONGVIEW, TX  75601                    Kris Spangler
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0019      (674)  Covington Credit of Texas, Inc.          211 N. Bolivar Street       T: 903/927-2021  F:903/927-2403
(TB)     04/17/95  (Harrison City)        #450-7919         MARSHALL, TX  75670                    John Oswalt
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0020      (675)  Covington Credit of Texas, Inc.          118 W. Erwin Street         T: 903/535-9080  F:903/535-9131
(AM)     06/19/95  (Smith)                #450-8251         TYLER, TX  75702-7227                  Stephanie Drake
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0021      (676)  Covington Credit of Texas, Inc.          116 North Waco Street       T: 254/582-2414  F:254/582-2675
(AM)     06/19/95  (Hill)                 #450-8252         HILLSBORO, TX  76645                   Branna Wood
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0022      (678)  Covington Credit of Texas, Inc.          3655 Fredericksburg Rd.,    T: 210/734-4789  F:201/734-5759
(BB)     08/28/95  dba Southern Finance (Bexar)#450-82      Ste 113                                Diana Saenz
                                                            SAN ANTONIO, TX  78201
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0023      (679)  Covington Credit of Texas, Inc.          Calhoun Plaza, Suite 229    T: 361/552-3232  F:361/552-7876
(JM)     10/23/95  (Calhoun)              #450-8261         PORT LAVACA, TX  77979                 Diane Rivera
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0024      (680)  Covington Credit of Texas, Inc.          907 20th Street             T: 409/941-9090  F:409/941-0253
(TB)     04/28/95  (Galveston)            #450-8250         TEXAS CITY, TX  77590                  Dean Arrant
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0025      (681)  Covington Credit of Texas, Inc.          1815 San Bernardo, Suite 3  T: 956/726-1696  F:956/727-8566
(EE)     08/07/95  (Webb)                 #450-8255         LAREDO, TX  78040                      Gilbert PeZa
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0026      (682)  Covington Credit of Texas, Inc.          1006 N. Conway Street       T: 956/519-8511  F:956/519-8515
(EE)     07/10/95  (Hidalgo)              #450-8253         MISSON, TX  78572                      Ramon Sanchez
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0027      (683)  Covington Credit of Texas, Inc.          117 W. Collin Street        T: 903/874-4878  F:903/874-7481
(AM)     07/10/95  (Navarro)              #450-8254         CORSICANA, TX  75110                   Vicki Price
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0028      (684)  Covington Credit of Texas, Inc.          638 B N. University Drive   T: 409/560-5656  F:409/564-9198
(TB)     08/07/95  (Nacogdoches)          #450-8256         NAOOGDOCHIES, TX  75961                Tanya Sowell
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0029       (30)  Covington Credit of Texas, Inc.          606 W. Calton Road, Suite A T: 956/726-9977  F:956/724-7863
(EE)     06/09/98  dba Southern Finance (Webb)#450-6633     LAREDO, TX  78041                      Pedro Ruiz
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0030      (685)  Covington Credit of Texas, Inc.          112 Oaklawn Village         T: 903/832-6551  F:903/832-6770
(GP)     10/09/95  (Bowie)                #450-8260         TEXARKANA, TX  75501                   Karen Barberee
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0031      (686)  Covington Credit of Texas, Inc.          1026 12th Street            T: 409/293-8090  F:409/291-6350
(TB)     08/28/95  (Walker)               #450-8259         HUNTSVILLE, TX  77340                  Jeremy Lawhon
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0032       (27)  Covington Credit of Texas, Inc.          4116 Avenue I               T: 281/344-8688  F:281/232-2141
(BB)     02/08/99  (Fort Bend)            #450-8264         ROSENBERG, TX  77471                   Michelle Sandoval
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0033      (687)  Covington Credit of Texas, Inc.          212 E N. Crockett St.       T: 903/893-5583  F:903/813-1343
(GP)     07/26/95  (Grayson)              #450-8257         SHERMAN, TX  75090                     Mitch Bobo
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0034      (688)  Covington Credit of Texas, Inc.          35 Lamar Avenue             T: 903/739-8161  F:903/739-8408
(GP)     05/20/96  (Lamar)                #450-8263         PARIS, TX  75460                       Mark Stevens
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0035      (689)  Covington Credit of Texas, Inc.          405 N. McDonald, Suite C    T:  972/529-6888 F:972/542-3667
(GP)     05/20/96  (Collin)               #450-8262         McKINNEY, TX  75069                     Theresa Buck
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0036      (690)  Covington Credit of Texas, Inc.          8762 D Research Boulevard   T: 512/454-1400  F:512/454-1256
(BB)     03/02/98  (Travis)               #450-8218         AUSTIN, TX  78758                      Connie Martinez
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0037      (691)  Covington Credit of Texas, Inc.          1710 S. Texas Ave., Suite   T: 409/823-7137  F:409/775-2428
(BB)     03/02/98  (Brazos)               #450-8525         102-B                                  Lisa Black
                                                            BRYAN, TX  77801
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0039      (692)  Covington Credit of Texas, Inc.          1133 N. Zang Blvd., Suite   T: 214/943-8586  F:214/943-8589
(GP)     03/02/98  (Dallas)               #450-8222         101                                    Gary Costlow
                                                            DALLAS, TX  75203
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0040      (693)  Covington Credit of Texas, Inc.          1615 W. Berry Street        T: 817/926-5955  F:817/926-5532
(GP)     03/02/98  (Tarrant)              #450-8219         FORT WORTH, TX  76110                  Jeff Tockhorn
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0041      (694)  Covington Credit of Texas, Inc.          6468 Brentwood Stair Road   T: 817/492-9883  F:817/492-0093
(GP)     03/02/98  dba Southern Finance (Tarrant)#450-8224  FORT WORTH, TX  76112                  Valencia Crawford
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0044      (695)  Covington Credit of Texas, Inc.          205 W. Rancer, Suite D      T: 254/554-5991  F:254/554-6026
(AM)     03/02/98  (Bell)                 #450-8523         KILLEEN, TX  76541                     Dietra Garcia
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0045      (696)  Covington Credit of Texas, Inc.          1426-B McCann Road          T: 903/234-1314  F:903/234-1357
(TB)     03/02/98  dba Southern Finance (Gregg)#450-7879    LONGVIEW, TX  75601                    Barbara Locke
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0047      (698)  Covington Credit of Texas, Inc.          1136 Southwest Military     T: 210/927-3924  F:210/927-3927
(BB)     03/02/98  dba Southern Finance (II)                Drive                                  Maggie Magallanez
                   (Bexar)                #450-7880         SAN ANTONIO, TX  78221
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0048       (34)  Covington Credit of Texas, Inc.          4555 Walzem Road, Suite 4   T: 210/657-2767  F:210/657-2798
(BB)     03/02/98  (II)                                     SAN ANTONIO, TX  78218                 Chuck Duggan
                   (Bexar)                #450-8221
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0052       (32)  Covington Credit of Texas, Inc.          121 E. Construction Street  T: 361/576-0093  F:361/576-0096
(JM)     03/02/98  dba Southern Finance (Victoria)#450-8226 VICTORIA, TX  77901                    Helen Villareal
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0054       (31)  Covington Credit of Texas, Inc.          603-A Ferris Avenue         T: 972/937-2081  F:972/937-2084
(AM)     03/02/98  (Ellis)                #450-8220         WAXAHACHIE, TX  75165                  Jimmy Crumpton
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0056       (37)  Covington Credit of Texas, Inc.          507 E. 9th Street           T: 956/548-9449  F:956/548-1470
(EE)     06/07/99  (Cameron)           #450-R-07878         BROWNSVILLE, TX  78520                 Peter Perez
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0057       (28)  Covington Credit of Texas, Inc.          316-B E. Oak Street         T: 940/383-1626  F:940/383-0816
(GP)     05/24/99  (Denton)            #450-R-07064         DENTON, TX  76201                      Lisa Weger
------------------ ---------------------------------------- --------------------------- ---------------------------------
TX0058       (26)  Covington Credit of Texas, Inc.          1200 W. Henderson Street,   T: 817/517-5775  F:817/517-5936
(AM)     06/01/99  (Johnson)           #450-R-07881         Ste. J                                 Norma Baker
                                                            CLEBURNE, TX  76031
------------------ ---------------------------------------- --------------------------- ---------------------------------

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
Rodney W. Brown - Director of Supervison for Texas            Terry R. Batson - East Texas District
Amanda B. Martin - Mid Texas District                         C. Budde - Central Texas District
Jesus P. MuZoz - South Texas District                         Elizabeth Estrada - Texas Valley District
Gregg A. Parker - North Texas District

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